UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Apache Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

APACHE CORPORATION

One Post Oak Central

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

Supplement dated April 3, 2012 to Proxy Statement dated April 3, 2012

Together with this supplement, we are today mailing to you a definitive proxy statement dated April 3, 2012 (the “Proxy Statement”) relating to the 2012 annual meeting of shareholders of Apache Corporation, a Delaware corporation (“Apache” or the “Company”), which is scheduled to be held at the Hilton Houston Post Oak, 2001 Post Oak Boulevard, Houston, Texas on Thursday, May 24, 2012 at 10:00 a.m. (Houston time), for the purpose of considering the several proposals set forth in the Proxy Statement, in addition to the proposal described herein.

This supplement to the Proxy Statement (the “Supplement”) is being delivered to you in order to present an additional proposal for consideration at the annual meeting. This proposal, which was submitted by a shareholder of the Company, is to repeal the Company’s classified Board of Directors.

We engaged in discussions with this shareholder regarding the proposal to encourage the shareholder to withdraw its proposal. The shareholder informed the Company that it would consider the Company’s request at a meeting of the shareholder’s board. As a result of timing issues, the Proxy Statement was prepared and printed without including the proposal. At the time of printing this supplement, the shareholder’s board had not yet met. Thus, we are submitting this Supplement to you to provide you with important information regarding, and an opportunity to vote on, the following additional matter:

•	Shareholder proposal to repeal the Company’s classified Board of Directors, if properly presented at the annual meeting.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The record date for the annual meeting has not changed. Holders of record of the Company’s common stock as of the close of business on March 26, 2012 are entitled to notice of, and to vote at, the annual meeting.

Since the Proxy Statement and this Supplement are being delivered together, there is only one proxy card and set of voting instructions. Shareholders need only follow the internet or telephone voting instructions or submit the enclosed proxy in order to vote on all of the proposals, including the additional proposal set forth in this Supplement that will be submitted at the annual meeting.

It is important that your shares are represented at the meeting. We encourage you to designate the proxies named on the proxy card to vote your shares on your behalf and per your instructions. This action does not limit your right to vote in person or to attend the meeting.

By order of the Board of Directors

Houston, Texas April 3, 2012
C. L. PEPER
Corporate Secretary
APACHE CORPORATION

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be held on May 24, 2012:

This Supplement and the Proxy Statement, along with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 with 2011 Summary Annual Report, are available free of charge on the Company’s website at http://www.apachecorp.com

APACHE CORPORATION

One Post Oak Central

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

April 3, 2012

PROXY STATEMENT SUPPLEMENT

This proxy statement supplement (this “Supplement”) to the proxy statement dated April 3, 2012 (the “Proxy Statement” and, together with the Supplement, the “Proxy Materials”) is being delivered to you for the sole purpose of presenting an additional proposal for consideration at the 2012 annual meeting of shareholders of Apache Corporation. Except as specifically stated herein, the information presented in this Supplement does not impact or invalidate the information provided in the Proxy Statement. To the extent information in this Supplement differs from, updates or conflicts with information in the Proxy Statement, the information in this Supplement should be deemed to control. In this Supplement both “Apache” and the “Company” refer to Apache Corporation. The Proxy Materials and the enclosed proxy card are being mailed to you by the Company’s Board of Directors starting on or about April 9, 2012.

Additional Information

We are delivering this Supplement in order to present a shareholder proposal for consideration at the annual meeting. This proposal, which was submitted by a shareholder of the Company, is to repeal the Company’s classified Board of Directors. We engaged in discussions with this shareholder regarding the proposal to encourage the shareholder to withdraw its proposal. The shareholder informed the Company that it would consider the Company’s request at a meeting of the shareholder’s board. As a result of timing issues, the Proxy Statement was prepared and printed without including the proposal. At the time of printing this supplement, the shareholder’s board had not yet met.

We are submitting this Supplement to you to provide you with important information regarding, and an opportunity to vote on, the shareholder proposal to repeal the Company’s classified Board of Directors, if properly presented at the annual meeting.

The name, address and share holdings of the shareholder proponent of the shareholder proposal will be supplied upon request.

Additional Purpose of the Annual Meeting

In addition to the matters set forth in the Proxy Statement, at the Company’s annual meeting, shareholders will vote on the following matter:

•	Item 7: shareholder proposal to repeal the Company’s classified Board of Directors, if properly presented at the annual meeting.

Additional Information on How to Vote

Since the Proxy Statement and this Supplement are being delivered together, there is only one proxy card and set of voting instructions. Shareholders need only follow the internet or telephone voting instructions or submit the enclosed proxy in order to vote on all of the proposals, including the additional proposal set forth in this Supplement that will be submitted at the annual meeting.

If your shares of Apache common stock are held by a broker, bank or other nominee (in “street name”), you will receive instructions from them on how to vote your shares. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion on “routine” matters. However, your shares will not be voted on any “non-routine” matters to be acted upon at the annual meeting. In such cases, an absence of voting instructions results in a “broker non-vote.”

The only “routine” matter to be acted upon at the annual meeting is Item 5 – ratification of Ernst &Young LLP as the Company’s independent auditors. All other matters to be acted upon at the annual meeting are “non-routine” matters and, as such, if you hold all or any portion of your shares in street name and you do not give your broker or bank specific instructions on how to vote your shares, your shares will not be voted on the following additional “non-routine” matters:

•	Items 1-4 – the election of directors;

•	Item 6 – the advisory vote to approve the compensation of our named executive officers; and

•	Item 7 – shareholder proposal to repeal the Company’s classified Board of Directors, if properly presented at the annual meeting.

If you hold shares of Apache common stock in your own name (as a “shareholder of record”), you may give the Company instructions on how your shares are to be voted by:

(1)	using the internet voting site or the toll-free telephone number listed on the enclosed proxy card (specific directions for using the internet and telephone voting systems are shown on the proxy card); or

(2)	marking, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

When using internet or telephone voting, the voting systems will verify that you are a shareholder through the use of a company number for Apache and a unique control number for you. If you vote by internet or telephone, please do not also mail the enclosed proxy card.

Whichever method you use to transmit your instructions, your shares of Apache common stock will be voted as you direct. If you sign and return the enclosed proxy card or otherwise designate the proxies named on the proxy card to vote on your behalf, but do not specify how to vote your shares, they will be voted:

•	FOR the election of the nominees for director,

•	FOR the ratification of Ernst & Young LLP as the Company’s independent auditors,

•	FOR the advisory vote to approve the compensation of the Company’s named executive officers,

•	AGAINST the shareholder proposal to repeal the Company’s classified Board of Directors, and

•	In accordance with the judgment of the persons voting the proxy on any other matter properly brought before the meeting, if any are properly raised at the meeting.

Additional Information on Votes Needed

Shareholder Proposal to Repeal the Company’s Classified Board of Directors. The affirmative vote of a majority of the votes cast at the annual meeting is required for approval of the shareholder proposal to repeal the Company’s classified Board of Directors. Only votes FOR or AGAINST this proposal will be counted. Abstentions and broker non-votes count for quorum purposes, but not for the voting on this proposal.

ADDITIONAL MATTER FOR CONSIDERATION AT THE ANNUAL MEETING:

CONSIDERATION OF SHAREHOLDER PROPOSAL

(Item No. 7 on Proxy Card)

The proponent of the following shareholder proposal has stated that they intend to present such proposal at the annual meeting. In accordance with federal securities regulations, we have included the shareholder proposal and supporting statement exactly as submitted by the proponent. The Company is not responsible for the content of the shareholder proposal or the supporting statement. The Board of Directors has recommended a vote AGAINST the proposal for the reasons set forth below.

PROPOSAL TO REPEAL CLASSIFIED BOARD

RESOLVED, that shareholders of Apache Corporation urge the Board of Directors to take all necessary steps (other than any steps that must be taken by shareholders) to eliminate the classification of the Board of Directors and to require that all directors elected at or after the annual meeting held in 2013 be elected on an annual basis. Implementation of this proposal should not prevent any director elected prior to the annual meeting held in 2013 from completing the term for which such director was elected.

SUPPORTING STATEMENT

This resolution was submitted by the Illinois State Board of Investment. The Harvard Law School Shareholder Rights Project represented and advised the Illinois State Board of Investment in connection with this resolution.

The resolution urges the board of directors to facilitate a declassification of the board. Such a change would enable shareholders to register their views on the performance of all directors at each annual meeting. Having directors stand for elections annually makes directors more accountable to shareholders, and could thereby contribute to improving performance and increasing firm value.

Over the past decade, many S&P 500 companies have declassified their board of directors. According to data from FactSet Research Systems, the number of S&P 500 companies with classified boards declined by more than 50%; and the average percentage of votes cast in favor of shareholder proposals to declassify the boards of S&P 500 companies during the period January 1, 2010 — June 30, 2011 exceeded 75%.

The significant shareholder support for proposals to declassify boards is consistent with empirical studies reporting that classified boards could be associated with lower firm valuation and/or worse corporate decision-making. Studies report that:

•	Classified boards are associated with lower firm valuation (Bebchuk and Cohen, 2005; confirmed by Faleye (2007) and Frakes (2007));

•	Takeover targets with classified boards are associated with lower gains to shareholders (Bebchuk, Coates, and Subramanian, 2002);

•	Firms with classified boards are more likely to be associated with value-decreasing acquisition decisions (Masulis, Wang, and Xie, 2007); and

•	Classified boards are associated with lower sensitivity of compensation to performance and lower sensitivity of CEO turnover to firm performance (Faleye, 2007).

Please vote for this proposal to make directors more accountable to shareholders.

APACHE CORPORATION BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION FOLLOWS

APACHE CORPORATION BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL TO REPEAL THE COMPANY’S CLASSIFIED BOARD OF DIRECTORS

Apache’s 57-year history is one of making long-term focused decisions that are often counter to current trends and criticized in business media. Some of the Company’s best decisions over the years were the most unpopular at the time they were made, yet proved out with time. These decisions and their results are well documented—we walk the contrarian walk and our results speak for themselves—having the time to prove our contrarian ideas is demonstrably core to our success. In a world of quarterly reports and automated, rapid-fire trading, the pressure to conform our strategies to those of the pack are already enormous; annual election of directors will increase this pressure.

Our country’s founders recognized the value of both the rapid accountability of the House of Representatives, with members elected every two years, and the buffered, staggered-term decision-making of the Senate, with one-third of the members being elected to six-year terms every two years. After a 200-year track record, virtually no one questions the wisdom of having the continuity in the Senate that is provided by staggered-term elections.

In years past, shareholders might have argued that because they did not have a rapid-accountability option to their liking, it was too risky to allow boards some time to demonstrate the effectiveness of new or contrarian strategies. But now majority voting allows shareholders to unseat directors at almost no cost—without even having to run a slate of directors against the incumbents—and technology has massively reduced the communication costs shareholders face in using this new fast, powerful and inexpensive tool.

Apache therefore believes that the need to enable boards some room to protect innovative and contrarian decision making is actually much greater than it used to be, not less.

Apache has a strong culture of accountability and engagement

Since inception, Apache has reinforced engagement and accountability from top to bottom, making it clear that the staggered Board is valued as an innovation protector and not an entrenchment device. Apache’s chief executive officer, lead director, other Board members, executives and professionals are almost uniquely accessible to shareholders, stakeholders and policymakers; our processes are designed to solicit input and not just respond to it. Apache is also one of a select few companies with a senior vice president of Policy and Governance charged with regularly engaging shareholders on important issues and concerns. Forty-one percent of Apache’s board has turned over since the beginning of 2011 and our Board members are diverse in age, gender, race, background and experience. Surprisingly, nothing in the proponent’s proposal alleges any lack of accountability at Apache; the proposal is defended by reference to four general studies (two of which were generated by the proponent’s own agent) rather than anything specific at Apache.

Academic studies do not create a basis for supporting de-staggering

Besides the studies the proponent references, there are also studies that reach the opposite conclusion—studies that provide strong academic support for the view that classified boards protect and increase value. One such study concludes that “classified boards increase the value of firms that have low monitoring costs and greater advising needs.”1 Another similar study concludes that classified boards “have no significant harmful effect on market value for firms with a low probability of a hostile takeover attempt.”2 There is even a study concluding that, in general, the studies on classified boards do little to evaluate empirically the relationship between board classification and value.3 Clearly the studies do not point to a single right answer.

[1]	See generally Ahn, Goyal, Shreshtha, The Differential Effects of Classified Boards on Firm Value, July 2010.
[2]	See generally Rose, Heterogeneous Impacts of Staggered Boards by Ownership Concentration, September 2008.
[3]	See generally Becher, Bates & Lemmon, Board Classificaion and Managerial Entrenchment: Evidence from the Market for Corporate Control, September 2007.

Long-term continuity and experience are particularly important in the energy sector

The highly cyclical, highly competitive, politically complex and rapidly changing technological nature of the energy sector makes it even more important that Apache’s Board of Directors be enabled to provide a stable environment in which its professionals can operate. This need is made even more urgent in light of the massive up-front costs of energy exploration and development and the long-term time horizons for the pay-offs of many investment decisions. While the industry today is stampeding toward oil and liquids rich commodity exposure to take advantage of the unprecedented price discrepancy between oil and natural gas, Apache is already benefitting from contrarian long-term decisions made several years ago before it was fashionable to own oil.

Our staggered board ensures that there will always be a core group of experienced and informed directors in service, providing continuity that is critical to the leadership of our complex and wide-spread business.

Staggered boards do not block takeovers; they promote an orderly takeover market

A staggered board does not, and is not intended to, prevent a merger or hostile takeover. Rather, it gives the board time to evaluate the adequacy and fairness of an offer, consider alternatives and, where appropriate, negotiate optimal terms for all shareholders. A staggered board thus reduces the potential for the use of abusive takeover tactics that could disadvantage shareholders who are not associated with an acquirer.

The proponent’s proposal provides no evidence that staggered boards are an impregnable barrier to takeovers. Apache believes that the lack of such evidences buttresses its view that the staggered board merely helps regulate, rather than deter, contests for control, regulation from which all shareholders benefit, instead of only the privileged few associated with a potential acquirer.

***

Upon consideration of the proposal, the Board is of the view that the benefits of a classified board clearly outweigh the costs and therefore:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE SHAREHOLDER PROPOSAL TO REPEAL THE COMPANY’S CLASSIFIED BOARD.

Proxies solicited by the Board of Directors will be voted AGAINST this proposal unless the shareholder indicates otherwise in voting the proxy.

By order of the Board of Directors APACHE CORPORATION

C. L. PEPER Corporate Secretary

PROXY STATEMENT SUPPLEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

MAY 24, 2012

APACHE CORPORATION

One Post Oak Central

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

Printed on recycled paper

AZO12O12SUP

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
COMPANY #

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/apa
Use the Internet to vote your proxy until 11:59 p.m. (central time) on May 23, 2012. Please have available your proxy card and the last 4-digits of your U.S. Social Security Number or the Tax Identification Number for this account. Follow the simple instructions provided.

PHONE – 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (central time) on May 23, 2012. Please have available your proxy card and the last 4-digits of your U.S. Social Security Number or the Tax Identification Number for this account. Follow the simple instructions provided.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote “FOR” Items 1 through 6 and “AGAINST” Item 7.

Items 1-4. Election of directors:
	FOR	AGAINST	ABSTAIN			FOR		AGAINST		ABSTAIN

1. Scott D. Josey	☐	☐	☐	3. Rodman D. Patton		☐		☐		☐

2. George D. Lawrence	☐	☐	☐	4. Charles J. Pitman		☐		☐		☐

5. Ratification of Ernst & Young LLP as Apache’s independent auditors				☐	For		☐	Against	☐	Abstain

6. Advisory vote to approve the compensation of Apache’s named executive officers				☐	For		☐	Against	☐	Abstain

7. Shareholder proposal to repeal Apache’s classified Board of Directors				☐	For		☐	Against	☐	Abstain

8. The Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1 THROUGH 6 AND AGAINST ITEM 7.

Address Change? Mark box, sign, and indicate changes below:			☐		Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

APACHE CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 24, 2012

10:00 a.m.

Hilton Houston Post Oak

2001 Post Oak Boulevard

Houston, Texas

Important Notice Regarding Internet Availability of Proxy Materials for this Annual Meeting:

The Notice and Proxy Statement, Proxy Statement Supplement, and Annual Report/Form 10-K Wrap are

available at http://www.apachecorp.com/Investors/Annual_meeting.aspx proxy

APACHE CORPORATION – 2012 PROXY

This proxy is solicited on behalf of the board of directors for use at the Annual Meeting on May 24, 2012

By signing this proxy, you revoke all prior proxies and appoint Randolph M. Ferlic, A. D. Frazier, Jr., and John A. Kocur as Proxies, with full power of substitution, and authorize them to represent the undersigned at the annual meeting of stockholders to be held May 24, 2012, or any adjournment thereof, and to vote all the shares of common stock of Apache Corporation held of record by the undersigned on March 26, 2012.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 THROUGH 6 AND “AGAINST” ITEM 7.

For participants in the Apache 401(k) Savings Plan, this proxy, when properly executed, will be voted in the manner directed by the undersigned. If no direction is given, if the card is not signed, or if the card is not received by May 21, 2012, the shares credited to your account will be voted in proportion to directions received by Fidelity, the plan trustee.

See reverse for voting instructions.